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[logo] M F S(R)
INVESTMENT MANAGEMENT
[graphic omitted]


                                  MFS(R) MUNICIPAL HIGH
                                  INCOME FUND
                                  SEMIANNUAL REPORT o JULY 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 48 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 33
Notes to Financial Statements ............................................. 39
Trustees and Officers ..................................................... 51

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid- August, equity indices around the world have shown double-digit declines since December, and bond performance has been decidedly mixed year to date.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at an annualized rate of 5% in the first quarter of 2002 and at just over 1% in the second quarter. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam. As of late summer, we also have some concern that consumer spending could falter and hold back a recovery.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended July 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.3%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended July 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.08%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of -5.13%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.98%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended July 31, 2002, Class A shares of the fund provided a total return of 3.24%, Class B shares 2.83%, and Class C shares 2.73%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 4.17% return for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of approximately 40,000 investment-grade bonds. These returns also compare to a 3.32% return over the same period for the average high-yield municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q.  WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE PERIOD?

A. Over the period, we saw a U.S. economy that continued to recover from last year's recession. Growth, however, was slower than most observers had expected when the year began. The stock market and investor confidence were battered by a series of high-profile accounting scandals and corporate spending that remained in the doldrums. As investors became more risk-averse, we saw a "flight to quality" that benefited Treasuries and municipal bonds. Those asset classes delivered positive returns in a period when many equity indices saw double-digit declines.

Q.  WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Interest rates declined slightly over the period, helping bond performance in general. In addition, the fund benefited from strong sector positioning. Health care remained our largest sector weighting throughout the period. We believe there is more value in this sector than in many other areas of the market, and we think we may be in the middle stages of a positive long-term story for our health care investments. The market seemed to agree with our view over the period, as the sector performed well.

    Performance was also helped by our utilities holdings. The sector, however, saw increased volatility, due to problems at Enron and other power marketing and brokerage firms. We somewhat decreased our utilities exposure but remained overweighted in the sector, relative to our benchmark. Our utility investments focused on companies with hard assets that generate and deliver power, and that invest in their own plants and equipment. We have generally avoided companies that get a large portion of their earnings from power marketing.

Q.  WHAT FACTORS HAD A NEGATIVE INFLUENCE ON FUND PERFORMANCE?

A. The fund's underperformance relative to our Lipper peers was largely a result of our underweighted position in airline bonds, which did well for most of the period. Our research led us to be cautious about the industry, which we believed had fundamental problems. Indeed, a short time after the period ended, we saw the bankruptcy of US Air -- a company whose bonds we had sold out of the portfolio in 2001. There have also been growing concerns about the health of other airlines, and we feel our caution on the industry will turn out to be a long-term positive for performance.

    We believe the fund's underperformance relative to our benchmark, the Lehman Index, was due to the fact that the Lehman Index is composed of high-grade bonds. Those issues are more sensitive to changes in interest rates, so in a period when interest rates fell, high-grade bonds in general outperformed high-yield issues.

Q.  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A. As of the end of the period, we think the U.S. economy will continue to grow modestly and avoid a second, or "double-dip," recession. But we believe growth will be below trend for some time -- i.e., below average compared to what we've experienced in previous recoveries. In that environment, the good news is that we think inflation will be well contained and, as a result, interest rates may drift up slightly but not substantially.

    Given that outlook, we expect to remain somewhat defensive in our investments, with health care and utilities continuing to be key sectors. As a risk control strategy, we also intend to keep the portfolio somewhat higher in quality, or average bond rating, than our peer group. If we do, however, see signs that the economy is recovering faster than we expected, we could add more corporate-backed exposure to the portfolio.

    Finally, as of August 2002, Geoffrey L. Schechter joined the portfolio management team. A manager of MFS municipal bond portfolios for over nine years, Geoffrey brings with him an expertise in the high-grade as well as high-yield areas that we believe will benefit the fund.

/s/ Michael W. Roberge                        /s/ Geoffrey L. Schechter

    Michael W. Roberge                            Geoffrey L. Schechter
    Portfolio Manager                             Portfolio Manager

Note to shareholders: Effective August 2002, Geoffrey L. Schechter became a manager of the portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILE
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   MICHAEL W. ROBERGE, CFA, IS SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED
   INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MUNICIPAL HIGH-INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS. MICHAEL OVERSEES THE ANALYST TEAM THAT MANAGES THE RESEARCH BOND PORTFOLIOS OF OUR MUTUAL FUNDS. HE IS ALSO A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP. HE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH IN 2000, AND DIRECTOR OF FIXED INCOME RESEARCH IN 2001. MICHAEL IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT. (MFS.) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST
   (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH., A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL INCOME
                            TAXES BY INVESTING PRIMARILY IN MUNICIPAL BONDS AND NOTES WHICH MAY BE OF MEDIUM AND LOWER QUALITY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    FEBRUARY 24, 1984

  CLASS INCEPTION:          CLASS A  FEBRUARY 24, 1984
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS C  SEPTEMBER 25, 1998

  SIZE:                     $1.5 BILLION NET ASSETS AS OF JULY 31, 2002
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JULY 31, 2002

CLASS A
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +3.24%        +5.13%       +14.50%       +25.77%       +73.55%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --         +5.13%       + 4.62%       + 4.69%       + 5.67%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --         +0.14%       + 2.93%       + 3.68%       + 5.15%
------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +2.83%        +4.30%       +11.80%       +20.72%       +60.37%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --         +4.30%       + 3.79%       + 3.84%       + 4.84%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --         +0.34%       + 2.90%       + 3.52%       + 4.84%
------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                      +2.73%        +4.08%       +11.11%       +21.07%       +67.07%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --         +4.08%       + 3.57%       + 3.90%       + 5.27%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --         +3.09%       + 3.57%       + 3.90%       + 5.27%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

For periods prior to their inception, Class B and C share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2002

QUALITY RATINGS
                "AAA"                       17.3%
                "AA"                         4.0%
                "A"                          7.6%
                "BBB"                       24.5%
                "BB"                         6.4%
                "B"                          1.3%
                "CCC"                        0.3%
                Not Rated                   37.3%
                Other                        1.3%

The portfolio is actively managed, and current holdings may be different.

Portfolio structure percentages reflect sensitivity to asset class price changes. Negative exposures have been offset against the expected settlement position.

PORTFOLIO OF INVESTMENTS (Unaudited) -- July 31, 2002

Municipal Bonds - 97.2%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                      VALUE
--------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 0.9%
  Alliance Airport Authority, Inc., Special Facilities
    Rev. (American Airlines, Inc.), 7.5s, 2029                       $  1,500             $    1,242,525
  Denver, Co, City & County Airport Rev. RITES, AMBAC,
    10.16s, 2017+(+)                                                    2,500                  2,956,350
  Los Angeles, CA, Regional Airport Lease Rev., 7.5s, 2024              8,800                  8,108,144
  Port Authority NY & NJ, Special Obligation, 6.75s, 2019               1,750                  1,838,218
                                                                                          --------------
                                                                                          $   14,145,237
--------------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 3.2%
  Cranston, RI, FGIC, 6.375s, 2014                                   $    855             $      979,231
  Delaware County, OH, 6.25s, 2020                                      1,000                  1,130,400
  Hidalgo County, TX, AMBAC, 6s, 2016                                   1,010                  1,134,452
  Houston County, AL, AMBAC, 6.25s, 2019                                3,500                  4,007,675
  Houston, TX, Independent School District, RITES, PSF,
    8.475s, 2017+(+)                                                    5,000                  5,482,500
  Little Rock, AR, Capital Improvement Rev., 5.7s, 2018                   930                    937,124
  Los Angeles, CA, RITES, FGIC, 8.59s, 2015+(+)                         5,310                  6,431,897
  Massachusetts State, 5.375s, 2017                                     2,000                  2,522,360
  New York City, NY, 5.875s, 2024                                       7,000                  7,404,180
  New York City, NY, 6.125s, 2025                                       3,675                  3,983,700
  New York City, NY, FGIC, 6.125s, 2025                                 8,000                  8,894,320
  New York, NY, 6.125s, 2006(++)                                        1,320                  1,509,499
  State of Florida, RITES, 7.975s, 2017+(+)                             2,300                  2,461,138
  West Warwick, RI, 7.3s, 2008                                            134                    143,160
  West Warwick, RI, 7.45s, 2013                                           570                    587,733
                                                                                          --------------
                                                                                          $   47,609,369
--------------------------------------------------------------------------------------------------------
General Obligations - Improvement - 0.9%
  Birmingham, AL, 5.75s, 2019                                        $  1,000             $    1,077,570
  District of Columbia, 6s, 2026                                        5,000                  5,285,300
  Manchester, NH, 5.875s, 2019                                          2,325                  2,521,788
  New Lenox, IL, Community Park Development Auth., 8.25s, 2004(++)      3,705                  4,236,556
                                                                                          --------------
                                                                                          $   13,121,214
--------------------------------------------------------------------------------------------------------
General Obligations - Schools - 3.4%
  California Statewide Communities, Escondido Charter
    High School, 7.5s, 2036                                          $  3,485             $    3,502,146
  Chicago, IL, Board Of Education, RITES, 8.452s, 2020+(+)              7,910                  9,051,097
  Forsyth County, GA, School District, 6s, 2016                         1,700                  1,931,795
  Kane Cook & Dupage Counties, IL, 6.5s, 2017                           1,355                  1,571,000
  Kane Cook & Dupage Counties, IL, FSA, 6.375s, 2019                    1,255                  1,424,074
  Lake County, IL, FGIC, 6s, 2020                                       2,500                  2,726,900
  Lane County, OR, 6.25s, 2016                                          1,000                  1,139,760
  Lane County, OR, 6.25s, 2017                                          1,370                  1,556,553
  Linn County, OR, Community School District, MBIA, 6.125s, 2017        1,000                  1,168,510
  Linn County, OR, Community School District, MBIA, 6.125s, 2019        1,105                  1,291,203
  McHenry & Lake Cntys, IL, FSA, 6.125s, 2018                           1,700                  1,908,607
  Michigan Municipal Bond Authority Rev., 7.625s, 2021                  1,150                  1,202,865
  Michigan Municipal Bond Authority Rev., 8s, 2031                      2,700                  2,907,522
  Michigan Municipal Bond Authority Rev., YMCA, 7.75s, 2031             2,450                  2,566,204
  Pima County, AZ, Industrial Development Auth., 6.4s, 2013             1,065                  1,083,233
  Pima County, AZ, Industrial Development Auth., 6.75s, 2031            3,000                  3,014,160
  State of Florida Board Of Education, RITES, FGIC, 8.498s, 2012+(+)    1,500                  1,831,710
  State of Florida Board Of Education, RITES, FGIC,
    8.498s, 2013+(+)                                                    5,000                  6,070,400
  Wasco County, OR, FSA, 6s, 2016                                       1,245                  1,444,237
  Wasco County, OR, FSA, 6s, 2010(++)                                   1,485                  1,722,645
  Williamsburg County, SC, Public Facilities Rev., 7.5s, 2003(++)         130                    135,775
  Williamsburg County, SC, Public Facilities Rev., 7.5s, 2003(++)       2,175                  2,314,656
                                                                                          --------------
                                                                                          $   51,565,052
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 17.6%
  Allegheny County, PA, Hospital Development (Hospital
    South Hills Health), 6.75s, 2025                                 $  1,200             $    1,248,156
  Allegheny County, PA, Hospital Development Authority
    Rev., 9.25s, 2022                                                   3,360                  3,613,344
  Allegheny County, PA, Hospital Development Authority
    Rev., 9.25s, 2030                                                   6,100                  6,559,940
  Baldwin County, AL, Rev. Bonds, 5.75s, 2027                           2,200                  1,990,384
  Baxter County, AR, Hospital Rev., 5.6s, 2021                          3,000                  3,001,020
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                               750                    751,448
  Brookhaven, NY, Industrial Development Agency
    (Memorial Hospital Medical Center Inc.), 8.25s, 2030                2,500                  2,651,125
  Brookhaven, NY, Industrial Development Agency
    (Memorial Hospital Medical Center, Inc.), 8.125s, 2020                690                    730,841
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Womans Christian Assn.), 6.35s, 2017           1,500                  1,480,185
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Womans Christian Assn.), 6.4s, 2029            3,500                  3,394,160
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-
    Elmira), 6s, 2013                                                   2,560                  2,463,309
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-
    Elmira), 6.35s, 2013                                                1,730                  1,710,001
  Chester County, PA, Health & Education Facilities
    (Chester County Hospital), 6.75s, 2031                              2,500                  2,380,800
  Colorado Health Facilities Authority Rev.,
    (Portercare Adventist Health), 6.625s, 2026                         2,200                  2,380,532
  Colorado Health Facilities Authority Rev., (Parkview
    Health System), 6s, 2016                                            7,000                  7,232,190
  Crittenden County, AR, 7.15s, 2025                                    1,165                  1,264,153
  Cullman, AL (Cullman Regional Medical Center), 6.5s, 2013             1,610                  1,635,358
  Cuyahoga County, OH, Hospital Facilities (Canton, Inc.),
    7.5s, 2030                                                          3,500                  3,802,680
  Denver, CO, Health & Hospital Authority Rev., 5.375s, 2018            3,700                  3,586,706
  Denver, CO, Health & Hospital Authority Rev., 6s, 2023                1,000                  1,015,250
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      5,000                  4,689,200
  District of Columbia, Health & Hospital Authority
    Rev. (Medstar University Hospital), 6.875s, 2031                    3,875                  4,135,361
  District of Columbia, Hospital Rev. (Washington
    Hospital), 7.125s, 2002(++)                                         1,750                  1,787,765
  Doylestown, PA, Hospital Auth. (Doylestown Hospital),
    7.2s, 2003(++)                                                      2,200                  2,357,828
  Grand Forks, ND, Health Care Systems (Altru Health
    Systems Obligation Group), 7.125s, 2024                             2,250                  2,440,192
  Grand Junction, CO, Hospital Rev. (Community
    Hospital), 6.9s, 2017                                               2,900                  2,912,847
  Highlands County, FL (Adventist Health), 6s, 2031                     3,000                  3,111,900
  Huntsville, AL, Health Care Authority, 5.625s, 2026                   2,830                  2,842,848
  Indiana Health Facilities Hospital Rev., 6.375s, 2021                 3,300                  3,279,144
  Indiana Health Facility Hospital Rev., 6.375s, 2031                   8,950                  8,770,910
  Indiana Health Facility Hospital Rev. (Riverview
    Hospital), 6.125s, 2031                                             3,750                  3,786,938
  Iowa Finance Authority, Health Care Facilities Rev
    (Care Initiatives), 5.75s, 2018                                     1,200                  1,101,816
  Kentucky Economic Development Finance Authority,
    (Norton Healthcare), 6.5s, 2020                                     5,000                  5,146,950
  Kentucky Economic Development Finance Authority,
    (Norton Healthcare), 6.625s, 2028                                   2,000                  2,054,900
  Knox County, TN, Health Educational Housing
    Facilities Board (Baptist Health Systems), 6.5s, 2031               4,700                  4,778,349
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                1,365                  1,286,567
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 5.7s, 2028                  3,305                  2,649,817
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System), 6.75s, 2030                1,000                  1,081,880
  Massachusetts Health & Education Facilities Authority
    (St. Memorial Medical Center), 6s, 2023                            13,530                 12,219,619
  Massachusetts Health & Education Facilities Authority
    Rev. (Jordan Hospital), 5.25s, 2018                                 4,600                  4,242,534
  Massachusetts Health & Education Facilities Authority
    Rev. (North Adams Regional Hospital), 6.625s, 2018                  2,990                  2,903,619
  Massachusetts Health & Educational Facilities
    Authority Rev. (Caritas Christi), 5.7s, 2015                        3,500                  3,504,935
  Massachusetts Health & Educationalb Facilities
    Authority Rev. (Caritas Christi), 6.5s, 2012                        1,500                  1,629,870
  Massachusetts State Health & Educational (Milford
    Whitinsville Hospital), 6.35s, 2032                                 1,450                  1,466,849
  Mecosta County, MI, General Hospital Rev., 6s, 2018                   1,200                  1,119,120
  Miami Beach, FL, Health Facilities Hospital (Mount
    Sinai Medical Center), 6.7s, 2019                                   2,750                  2,404,077
  Michigan Hospital Finance Authority Rev. (Memorial
    Healthcare Center), 5.875s, 2021                                    1,000                    972,090
  Michigan Hospital Finance Authority Rev. (Mercy Mount
    Clemens), MBIA, 5.75s, 2017                                         3,100                  3,363,841
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.375s, 2015                         700                    631,253
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.625s, 2023                       1,195                  1,064,542
  Montana Health Facility Authority, (Deaconess
    Hospital), AMBAC, 11.426s, 2016(+)                                  3,700                  3,789,651
  Mount Lebanon, PA, Hospital Auth. (Saint Clair
    Memorial Hospital), 5.625s, 2032                                    1,455                  1,427,486
  New Hampshire Health & Educational Facilities Rev., 6.5s, 2017        4,860                  5,331,420
  New Hampshire Higher Educational & Health Facilities
    Authority Rev., (Littleton Hospital Assn.), 5.9s, 2018              1,750                  1,449,700
  New Jersey Health Care Facilities Financing Authority
    Rev., (Palisades Medical Center), 6.625s, 2031                      1,115                  1,138,638
  New Jersey Health Care Facilities Financing Authority
    Rev., (St. Peter's University Hospital), 6.875s, 2030               4,000                  4,246,280
  New York City Industrial Development Agency, (Staten
    Island University Hospital), 6.375s, 2031                           1,490                  1,499,760
  Ohio County, WV, County Commission Health System
    (Ohio Valley Medical Center), 5.75s, 2013                           5,000                  4,506,650
  Oklahoma Development Finance Authority Rev. (Comache
    County Hospital), 6s, 2014                                          2,400                  2,432,640
  Oklahoma Development Finance Authority Rev. (Comache
    County Hospital), 6.6s, 2031                                        2,750                  2,739,385
  Peninsula Ports Authority (Whittaker Memorial), FHA,
    8.7s, 2023                                                            500                    615,120
  Philadelphia, PA, Hospital & Higher Education
    Facilities, Authority Rev., FGIC, 9.014s, 2004(+), (++)             2,000                  2,150,560
  Richardson, TX, Hospital Authority Rev. (Baylor-
    Richardson), 5.25s, 2013                                            1,500                  1,491,075
  Rochester, MN, Health Care Facilities Rev. (Mayo
    Medical Foundation), 10.17s, 2021                                   2,000                  2,074,440
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.375s, 2014                               800                    772,384
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                               1,155                  1,076,668
  Russell, KY, Health Systems Rev. 8.1s, 2006(++)                         440                    518,056
  Shelby County, TN, Health Educational Hospital
    (Methodist Healthcare), 6s, 2016                                    1,200                  1,226,088
  Shelby County, TN, Health Educational Hospital
    (Methodist Healthcare), 6s, 2017                                    2,000                  2,025,080
  Shelby County, TN, Health Educational Hospital
    (Methodist Healthcare), 6.25s, 2018                                 2,000                  2,056,660
  Sierra View, CA, Local Health Care District, 5.4s, 2022               4,000                  3,802,280
  Southwestern Illinois Development Authority Rev
    (Anderson Hospital), 5.375s, 2015                                   1,385                  1,342,993
  Southwestern Illinois Development Authority Rev
    (Anderson Hospital), 5.5s, 2020                                     1,625                  1,537,266
  Southwestern Illinois Development Authority Rev
    (Anderson Hospital), 5.625s, 2029                                   4,200                  3,937,374
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.25s, 2018                            3,600                  3,308,148
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.375s, 2024                           4,000                  3,549,000
  State of Arkansas, Development Finance Authority
    (Washington Regional Medical Center), 7.25s, 2020                   2,500                  2,703,525
  State of Rhode Island Health & Education Building,
    Hospital Financing (Lifespan Obligation Group), 6.5s, 2032          9,000                  8,977,230
  Suffolk County, NY, (Huntington Hospital), 5.875s, 2032               2,000                  2,003,180
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.25s, 2020                                 3,500                  3,507,455
  Suffolk County, NY, Industrial Development Agency
    (Southhampton Hospital), 7.625s, 2030                               1,500                  1,530,900
  Tallahassee, FL, Health Facilities Rev. (Tallahassee
    Memorial Healthcare), 6.25s, 2020                                   4,500                  4,629,465
  Texas Metro Health Facilities Development Corp.,
    (Wilson N. Jones Memorial Hospital), 7.2s, 2021                     2,000                  2,109,580
  Texas Metro Health Facilities Development Corp.,
    (Wilson N. Jones Memorial Hospital), 7.25s, 2031                    2,000                  2,101,380
  Tom Green County, TX, Health Facilities, 6.75s, 2021                  1,600                  1,659,136
  Upper Illinois River Valley Development Authority,
    (Morris Hospital), 6.625s, 2031                                     1,900                  1,996,805
  Valley, AL, Special Care Facilities Financing (Lanier
    Memorial Hospital), 5.45s, 2011                                     1,175                  1,125,815
  Wapello County, IA, Hospital Rev. (Ottumwa Regional
    Health Center), 6.25s, 2022                                         2,000                  2,018,780
  Wapello County, IA, Hospital Rev. (Ottumwa Regional
    Health Center), 6.375s, 2031                                        2,595                  2,624,038
  Weirton, WV, Municipal Hospital Building Commission
    (Weirton Hospital Medical Center), 6.375s, 2031                     3,500                  3,492,055
  Welasco, TX, Health Facilities (Knapp Medical Center),
    6.25s, 2032                                                         4,000                  4,027,520
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                    810                    818,092
  Wichita, KS, Hospital Rev., 6.25s, 2020                               2,500                  2,645,250
  Wichita, KS, Hospital Rev. (Christi Health System),
    6.25s, 2019                                                         1,500                  1,604,220
  Wisconsin Health & Educational Facilities, 5.625s, 2029               1,100                  1,044,208
  Yonkers, NY, Industrial Development Agency (St
    John's Riverside Hospital), 6.8s, 2016                              1,845                  1,931,014
  Yonkers, NY, Industrial Development Agency (St
    John's Riverside Hospital), 7.125s, 2031                            3,495                  3,701,345
  Yonkers, NY, Industrial Development Agency (St
    Joseph Hospital), 6.15s, 2015                                       2,000                  1,835,460
                                                                                          --------------
                                                                                          $  264,760,398
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 10.8%
  Baltimore County, MD, Nursing Facility Mortgage Rev
    (Eastpoint Rehabilation & Nursing Center), 3s, 2028*             $  1,250             $      662,500
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                             395                    367,982
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                          1,420                  1,211,658
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                            3,150                  2,612,263
  Blair County, PA, Industrial Development Authority,
    7s, 2034                                                            1,050                  1,049,727
  Cambria County, PA, Industrial Development Auth
    (Beverly Enterprises), 10s, 2012                                      780                    891,478
  Chester County, PA, Industrial Development Authority
    (RHA Pennsylvania Nursing Home), 8.5s, 2032                         1,210                  1,137,267
  Clarion, PA, County School Development Authority
    (Beverly Enterprises Inc.), 7.5s, 2012                              1,950                  1,995,962
  Colorado Health Facilities Authority Rev., 7.125s, 2030               1,300                  1,354,626
  Contra Costa County, CA, Residential Rental
    Facilities Rev. (Cypress Meadows), 7s, 2028*                        3,000                  2,456,550
  Daphne, AL, Special Care Facilities Financing
    Authority (1st Mortgage Rev.), 0s, 2008(++)                        29,975                 24,318,118
  Daphne, AL, Special Care Facilities Financing
    Authority (2nd Mortgage Rev.), 0s, 2008(++)                         4,500                  3,650,760
  Daphne, AL, Special Care Facilities Financing
    Authority (Presbyterian), 0s, 2008(++)                             48,475                 11,160,399
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                              2,195                  2,050,459
  Illinois Health Facilities Authority Rev., 7.375s, 2031               2,700                  2,745,144
  Indiana Health Facilities Financing Authority Rev.,
    (Metro Health, Inc.), 6.3s, 2023*                                   3,820                  1,528,000
  Jacksonville, FL, Health Facilities Authority, 7s, 2022               1,000                  1,024,050
  Jacksonville, FL, Industrial Development Rev., 6.4s, 2016             1,825                  1,832,902
  Jefferson County, KY, Health Care Authority Rev
    (Beverly Enterprises, Inc.), 5.875s, 2007                             205                    198,846
  Kansas City, MO, Industrial Development Authority
    (Bishop Spencer Place, Inc.), 8s, 2024                              7,720                  8,117,194
  Kansas City, MO, Industrial Development Authority
    (Kingswood), 9s, 2003(++)                                           4,650                  5,167,777
  Lenexa, KS, Health Care Facility Rev. (Lakeview
    Village, Inc.), 6.875s, 2032                                        1,250                  1,242,763
  Louisiana Public Facilities, Authority, (Southwest
    Medical Center), 11s, 2006#                                           806                    104,773
  Loves Park, IL, (Hoosier Care), 7.125s, 2034                          1,960                  1,854,905
  Luzerne County, PA, Industrial Development Auth
    (Beverly Enterprise, Inc.), 6.75s, 2008                             1,460                  1,454,686
  Maine Health & Higher Educational Facilities, 7.5s, 2019              1,500                  1,518,105
  Massachusetts Industrial Finance Agency, (GF Revere),
    8.875s, 2025                                                        7,360                  7,547,753
  Massachusetts Industrial Finance Agency, (Glenmeadow
    Retirement Community), 8.375s, 2006(++)                             2,300                  2,786,059
  Massachusetts Industrial Finance Agency, (Glenmeadow
    Retirement Community), 8.625s, 2006(++)                             3,520                  4,293,344
  Massachusetts Industrial Finance Agency,
    (Metropolitan Health Foundation, Inc.), 6.75s, 2027                 5,830                  5,649,620
  Millbrae, CA, Residential Facility (Magnolia Of Millbrae),
    7.375s, 2027                                                        7,500                  7,941,000
  Mocksville, NC, Rev. (Housing Foundation, Inc.), 7.25s, 2029          2,170                  2,027,105
  Monongalia County, WV, Health Facilities Rev
    (Beverly Enterprises, Inc.), 5.875s, 2007                             500                    486,180
  Montgomery County, PA, Higher Education & Health
    Authority Rev. (AHF/Montgomery), 10.5s, 2020                        2,305                  2,326,483
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation, Inc.),
    6.55s, 2028                                                         2,905                  2,613,193
  New Hampshire Industrial Development Authority, (Tall
    Pines), 11.25s, 2016*                                               1,265                     63,250
  New Jersey Economic Development Authority,
    (Courthouse Convalescent Center), 8.7s, 2014                        1,350                  1,388,799
  New Jersey Economic Development Authority, (Geriatric
    & Medical Services), 10.5s, 2020                                    3,000                  3,033,450
  New Jersey Economic Development Authority, (Greenwood
    Health Care), 9.75s, 2011                                           2,435                  2,519,616
  New Jersey Economic Development Authority, (Wanaque
    Convalescent Center), 8.5s, 2009                                      700                    718,466
  New Jersey Economic Development Authority, (Wanaque
    Convalescent Center), 8.6s, 2011                                    1,000                  1,026,690
  New Jersey Health Care Facilities Financing Authority
    Rev., (Cherry Hill), 8s, 2027                                       4,000                  3,204,760
  Oklahoma Development Finance Authority Rev.,
    (Continuing Care Retirement), 8s, 2032                              3,750                  3,698,700
  Portsmouth, VA, Industrial Development Auth. (Beverly
    Enterprises), 10s, 2011                                             1,505                  1,550,210
  Reedley, CA (Mennonite Home), 7.5s, 2026                              5,180                  5,199,218
  San Francisco City & County, CA, (Coventry Park), 8.5s, 2026          9,435                  8,491,500
  Santa Fe, NM, Industrial Development Rev. (Casa Real
    Nursing Home), 9.75s, 2013                                          1,635                  1,666,752
  Shelby County, TN, 7.4s, 2011                                           960                    984,394
  Sterling, IL, (Hoosier Care), 7.125s, 2034                            1,370                  1,320,502
  Waterford Township, MI, Economic Development Corp.
    Rev. (Canterbury Health), 6s, 2039                                  3,190                  2,302,255
  Wilkinsburg, PA, Municipal Health Authority
    (Monroeville Christian), 8.25s, 2027                                7,065                  6,865,696
  Wisconsin Health & Educational Facilities (Oakwood
    Village), 7.625s, 2030                                              1,400                  1,438,430
                                                                                          --------------
                                                                                          $  162,852,319
--------------------------------------------------------------------------------------------------------
Human Services - 2.3%
  California Statewide Community Development Authority
    Rev., 7.125s, 2016                                               $  1,900             $    1,933,972
  Cheneyville, LA, (Westside Habilitation Center),
    8.375s, 2013                                                        5,090                  5,277,923
  Jenks Township, PA, Municipal Authority Rev., 8s, 2003(++)            4,650                  4,939,974
  Lehigh County, PA, General Purpose Auth. (Kidspeace
    Obligation Group), 6s, 2018                                         3,550                  3,186,728
  Massachusetts Industrial Finance Agency (Brandon
    Residential Treatment), 8.75s, 2024                                 4,965                  5,185,049
  Montgomery County, PA, Industrial Development
    Authority (Wordsworth Academy), 8s, 2024                            2,850                  2,983,038
  New Hampshire Higher Educational & Health Facilities
    Authority Rev., Child & Family Services, 6.125s, 2019               1,365                  1,359,390
  New York City Industrial Development Agency, Special
    Needs Facilities Pooled Program, 6.1s, 2012                         1,955                  1,964,423
  Orange County, FL, Health Facilities Authority Rev.,
    8.875s, 2021                                                        1,925                  1,962,364
  Orange County, FL, Health Facilities Authority Rev
    (Mortgage Healthcare Facilities), 9s, 2031                          2,185                  2,230,973
  Osceola County, FL, Industrial Development Rev
    (Community Provider Pooled Loan), 7.75s, 2017                       2,700                  2,761,371
  Philadelphia, PA, Industrial Development Authority Rev.,
    6.125s, 2019                                                        1,430                  1,354,110
                                                                                          --------------
                                                                                          $   35,139,315
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 1.2%
  Chicago, IL, O'Hare International Airport Special
    Facilities Rev. (United Airlines), 6.375s, 2035                  $  4,000             $    1,310,000
  Dallas-Fort Worth, TX, International Airport Facility
    Improvement Corp. (Delta), 7.625s, 2021                             4,500                  4,239,585
  Kenton County, KY, Airport Board Rev. (Delta Airlines),
    7.5s, 2012                                                          3,625                  3,450,783
  Los Angeles, CA, Regional Airport Lease Rev., 7s, 2012                1,700                  1,577,549
  New Jersey Economic Development Authority,
    (Continental Airlines Inc.), 6.25s, 2019                            8,250                  6,828,525
  State of Hawaii, Special Facilities Rev. (Continental
    Airlines, Inc.), 7s, 2020                                             940                    807,704
                                                                                          --------------
                                                                                          $   18,214,146
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 1.1%
  Brazos River,TX, Harbor Navigation District (Dow
    Chemical Company), 5.70s, 2033                                   $  5,000             $    5,172,900
  Power County, ID, Pollution Control Rev. (FMC Corp.),
    5.625s, 2014                                                        1,000                    886,830
  Redeemable River Authority, Texas Pollution Control,
    6.7s, 2030                                                          6,000                  6,178,920
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
    Corp.), 7s, 2024                                                    3,835                  3,624,382
                                                                                          --------------
                                                                                          $   15,863,032
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 1.1%
  Bucks County, PA, Industrial Development Auth. (Usx
    Corp.), 5.4s, 2017                                               $  1,200             $    1,236,264
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                             1,800                  1,811,952
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                           3,460                  3,548,991
  Fairfield, AL, Environment Improvement Rev. (Usx Corp.),
    5.4s, 2016                                                          1,600                  1,678,640
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                                  3,000                  3,031,590
  Massachusetts Development Finance Agency Rev.,
    Resource Recovery Rev. (Waste Management, Inc.), 6.9s, 2029         1,700                  1,857,794
  New Morgan, PA, Industrial Development Authority
    (Browning Ferris Co.), 6.5s, 2019                                   2,500                  2,448,650
  Schuylkill County, PA, Industrial Development
    Authority (Pine Grove Landfill, Inc.), 5.1s, 2019                   1,000                    988,540
  Tooele County, UT, Pollution Control Rev. (Laidlaw
    Environmental Services), 7.55s, 2027*                               5,000                     75,000
                                                                                          --------------
                                                                                          $   16,677,421
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 5.6%
  Cuyahoga County, OH, Industrial Development Rev. (Joy
    Technologies), 8.75s, 2007                                       $  1,500             $    1,528,590
  Gulf Coast Waste Disposal Authority, Texas Waste
    Disposal Rev. (Valero Energy Corp.), 6.65s, 2032                    1,500                  1,591,635
  Hardeman County, TN, (Correctional Facilities Corp.),
    7.75s, 2017                                                         6,500                  6,490,575
  Hernando County, FL, Water & Sewer Rev. (Florida
    Crushed Stone), 8.5s, 2014                                          8,555                  9,128,185
  Janesville, WI, Industrial Development Rev. (Simmons
    Manufacturing Co.), 7s, 2017                                        3,900                  3,984,357
  Mesa County, CO, (Joy Technologies, Inc.), 8.5s, 2006                 5,800                  5,914,956
  New Jersey Economic Development Authority, (Holt
    Hauling & Warehousing), 8.4s, 2015+*                                4,000                  3,400,000
  New Jersey Economic Development Authority, (Holt
    Hauling & Warehousing), 8.6s, 2017+*                                8,000                  6,800,000
  Philadelphia, PA, Industrial Development Authority
    Rev. (Host Marriott LP), 7.75s, 2017                                2,000                  2,076,640
  Pilchuck Development Public Corp., Airport Rev., 6s, 2023             1,500                  1,502,820
  Port of New Orleans, LA, (Avondale Industries), 8.5s, 2014           20,970                 22,533,942
  Spirit Lake, IA, Industrial Development Rev. (Crystal
    Tips, Inc.), 0s, 2008#(++)                                          6,707                  8,855,715
  State of Ohio, Air Quality Development Authority, 5s, 2015            1,925                  1,990,681
  Tooele County, UT, 6.75s, 2010                                        2,500                  1,268,750
  Tooele County, UT, (Union Pacific), 5.7s, 2026                        2,860                  2,800,970
  Valdez, AK, Marine Term Rev., 2.9s, 2031                              4,500                  4,505,850
                                                                                          --------------
                                                                                          $   84,373,666
--------------------------------------------------------------------------------------------------------
  Industrial Revenue - Paper - 4.5%
    Beauregard Parish, LA, Rev. (Boise Cascade Corp.), 6.8s, 2027    $  3,250             $    3,279,802
    Butler, AL, Industrial Developement Board, Solid
      Waste Rev. (James River Corp.), 8s, 2028                          4,500                  4,710,060
    Cass County, TX, Industrial Development Corp.
      (International Paper), 5.35s, 2012                                2,800                  2,882,292
    Courtland, AL, Solid Waste Disposal Rev. (Champion
      International Corp.), 6.375s, 2029                                2,500                  2,514,225
    De Soto Parish, LA, Environmental Improvement, 6.35s, 2025          1,650                  1,677,473
    Delta County, MI Economic Development Corp., (Mead
      Westvaco Escanaba), 6.45s, 2023                                   1,100                  1,125,718
    Delta County, MI Economic Development Corp., (Mead
      Westvaco Escanaba), 6.25s, 2027                                   1,500                  1,524,450
    Erie County, PA, Industrial Development Auth
      (International Paper), 5.25s, 2010                                2,100                  2,195,949
    Florence County, SC, Industrial Development Rev
      (Stone Container Corp.), 7.375s, 2007                             1,680                  1,701,202
    Georgetown County, (International Paper), 5.7s, 2014                3,600                  3,759,408
    Green Bay, WI, Redevelopment Authority, Industrial
      Rev. (Fort James), 5.6s, 2019                                     1,000                    895,100
    Hodge Village, LA, Utilities Rev. (Stone Container), 9s, 2010       6,260                  6,273,647
    Maine Finance Authority, (Bowater), 7.75s, 2022                     8,500                  8,692,015
    Onondaga County, NY, Industrial Development Agency
      (Solid Waste Disposal Facility Rev.), 6.8s, 2014                  3,800                  3,992,964
    Perry County, KY, Solid Waste Disposal Resources
      (TJ International), 7s, 2024                                     11,000                 11,451,330
    Sabine River Authority Rev., (Louisiana Water Facilities),
      6.2s, 2025                                                        2,250                  2,287,777
    Savannah, GA, Economic Development Authority Rev
      (Stone Container Corp.), 7.4s, 2026                               7,500                  7,348,875
    Wabash, IN, Solid Waste Disposal Rev. (Jefferson
      Smurfit Corp.), 7.5s, 2026                                        2,000                  1,970,640
                                                                                          --------------
                                                                                          $   68,282,927
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.8%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev
    (Bethlehem Steel), 8s, 2024*                                     $ 10,455             $      731,850
  Cambria County, PA, Industrial Development Auth
    (Beverly Enterprises), 7.5s, 2015*                                  3,890                    272,300
  Indiana Development Finance Authority Rev., (Inland
    Steel), 7.25s, 2011                                                 6,000                  2,280,000
  Mobile County, AL, Industrial Development Board Rev
    (Ipsco, Inc.), 6.875s, 2030                                         2,850                  2,980,730
  Ohio Solid Waste Rev., (Republic Engineered Steels),
    8.25s, 2014*                                                        7,000                     87,500
  Owyhee County, ID, Industrial Development Rev
    (Environsafe), 8.25s, 2002                                          4,000                  3,985,760
  Spokane County, WA, Industrial Development Corp.
    (Kaiser Aluminum & Chemical Corp.), 7.6s, 2027*                     3,700                  2,109,000
                                                                                          --------------
                                                                                          $   12,447,140
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Retail - 0.4%
  Chester County, SC, Industrial Development Rev
    (Springs Industries, Inc), 7.35s, 2014                           $  1,500             $    1,532,235
  Chester County, SC, Industrial Development Rev
    (Springs Industries, Inc.), 7.8s, 2014                              1,025                  1,026,568
  Crawfordsville, IN, Economic Development Rev. (Kroger
    Co.), 7.7s, 2012                                                    1,300                  1,336,088
  Harrison County, WV, Commercial Development Rev
    (Kroger Co.), 8.1s, 2014                                            1,900                  1,968,761
                                                                                          --------------
                                                                                          $    5,863,652
--------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.5%
  Long Beach, CA, (Aquarium Of Pacific), 6.125s, 2005 (++)           $  1,000             $    1,128,330
  Nevada Department of Business (Las Vegas Monorail),
    7.375s, 2040                                                        6,185                  5,997,038
                                                                                          --------------
                                                                                          $    7,125,368
--------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 2.8%
  Austin, TX (Convertible Enterprises, Inc.), 6.6s, 2021             $  1,300             $    1,343,121
  Austin, TX (Convertible Enterprises, Inc.), 6.7s, 2028                2,000                  2,070,040
  Capital Trust Agency Florida Rev. (Seminole Tribe
    Convention), 10s, 2033                                             11,000                 11,092,840
  District of Columbia, 6.25s, 2024                                     4,235                  4,306,699
  District of Columbia (National Public Radio), 7.7s, 2003(++)          3,500                  3,654,665
  Harris County, TX, Cultural Education Facility (Space
    Center Houston), 9.25s, 2023                                           70                     71,303
  New Jersey Economic Development Authority, (Step Down
    Kapowski), 6.8s, 2018                                               4,000                  4,286,440
  Rockbridge County, VA, Industrial Authority Rev
    (Virginia Horse Center), 6.85s, 2021                                2,300                  2,362,215
  Southwestern Illinois Development Authority Rev.,
    Solid Waste Disposal Rev., 5.9s, 2014                               2,500                  2,511,250
  St. Louis County, MO, Industrial Development Auth
    (Kiel Center Arena), 7.875s, 2024                                   1,000                  1,026,300
  St. Louis County, MO, Industrial Development Auth
    (St. Louis Convention), 7.2s, 2028                                  4,750                  4,803,247
  Tobacco Settlement Authority, IA, 5.3s, 2025                          5,000                  4,488,650
                                                                                          --------------
                                                                                          $   42,016,770
--------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.9%
  Alexandria, VA, Redevelopment & Housing Authority,
    5.5s, 2029                                                       $  3,360             $    3,228,792
  Alexandria, VA, Redevelopment & Housing Authority
    (Park at Landmark), 8.75s, 2029                                     2,500                  2,583,225
  Alexandria, VA, Redevelopment & Housing Finance
    Authority (Jefferson Village Apartments), 9s, 2018                  1,930                  1,931,872
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027###                                         4,000                  3,825,680
  California Statewide Community Development Authority,
    (Equity Residential), 5.2s, 2029                                    2,940                  3,070,742
  Charter Mac Equity Issuer Trust, 6.625s, 2009##                       8,000                  8,394,480
  Dallas-Fort Worth, TX, Housing Finance Corp., 8.5s, 2011              2,565                  2,596,216
  Florida Multi-Family Housing Finance Agency Rev.,
    (Center Court Apartments), 8.5s, 2018                               1,600                  1,590,288
  Maplewood, RI, Housing Development Corp. (Terrace
    Apartments), 6.9s, 2025                                             3,950                  4,042,154
  Memphis, TN, Health, Educational & Housing Facilities
    Board (Wesley Highland Terrace), 8.5s, 2024                         5,485                  5,627,171
  Mesa County, CO, Residual Rev., 0s, 2003(++)                         25,125                 10,630,387
  Munimae Te Bond Subsidiary LLC, 6.875s, 2009##                        6,000                  6,393,420
  Ridgeland, MS, Urban Renewal, Multifamily Housing
    Rev. (Northbrook I & III Apartments), 6.25s, 2029*                  5,000                  3,500,000
  Texas Housing & Community Board, (Harbors & Plumtree),
    10s, 2026+                                                          1,710                  1,649,723
  Virginia Housing & Development Authority, 0s, 2017                      690                    172,431
                                                                                          --------------
                                                                                          $   59,236,581
--------------------------------------------------------------------------------------------------------
Other - 1.3%
  Badger Tobacco, Asset Securitization, 6.125s, 2027                 $  5,000             $    4,884,100
  Colorado River, TX, Municipal Water District, 6.25s, 2004+            3,000                  3,007,710
  Tobacco Settlement Financing Corp., 6s, 2023                          5,000                  4,911,600
  Tobacco Settlement Financing Corp., 5.5s, 2030                        4,250                  3,931,675
  Tobacco Settlement Rev., Management Authority, 6.375s, 2028           3,500                  3,487,295
                                                                                          --------------
                                                                                          $   20,222,380
--------------------------------------------------------------------------------------------------------
Parking - 0.1%
  Rail Connections Inc., MA, Rev., 0s, 2009(++)                      $    375             $      203,775
  Rail Connections, Inc., MA, Rev., 0s, 2009(++)                        1,235                    549,908
  Rail Connections, Inc., MA, Rev., 0s, 2009(++)                          450                    228,803
  Rail Connections, Inc., MA, Rev., 0s, 2009(++)                          975                    463,544
                                                                                          --------------
                                                                                          $    1,446,030
--------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.4%
  Black Hawk, CO, Device Tax Rev., 5.625s, 2021                      $  2,750             $    2,552,743
  Illinois Sales Tax Rev., 6.25s, 2015                                  1,500                  1,708,560
  Territory of Virgin Islands, 5.875s, 2018                             1,500                  1,497,210
  Virgin Islands Public Finance Authority, 6s, 2006                       500                    538,470
                                                                                          --------------
                                                                                          $    6,296,983
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 1.3%
  California Rural Home Mortgage Finance Authority,
    GNMA, 6.55s, 2030                                                $  1,720             $    1,875,075
  Chicago, IL, Single Family Mortgage Rev., GNMA,
    7.05s, 2030                                                           595                    657,677
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                  640                    156,813
  Corpus Christi, TX, Housing Finance Corp., MBIA, 0s, 2011             3,395                  1,416,530
  Escambia County, FL, GNMA, 6.95s, 2024                                1,575                  1,730,909
  Jefferson County, CO, Single Family Mortgage Rev.,
    MBIA, 8.875s, 2013                                                     25                     25,573
  Jefferson County, TX, Housing Finance Corp., MBIA, 0s, 2015           1,515                    365,888
  Jefferson Parish, LA, GNMA, 7.5s, 2026                                  910                  1,000,236
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 5s to 2002, 6.625s to 2023                                    1,250                  1,382,212
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                   1,175                  1,259,506
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    FNMA, 7s, 2031                                                        515                    549,088
  Maricopa County, AR, 7.65s, 2024                                        276                    315,774
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 7.45s, 2031                                               855                    954,428
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage Rev., 6.9s, 2024                                             460                    470,010
  Reno County, KS, Single Family Mortgage Rev., AMBAC, 0s, 2014           300                     75,462
  San Bernardino County, CA, GNMA, FNMA, 7.375s, 2020                     795                    846,746
  Sedgwick & Shawnee Counties, KS, Single Family
    Housing Rev., GNMA, 6.875s, 2026                                    3,160                  3,450,246
  Sedgwick & Shawnee Counties, KS, Single Family
    Housing Rev., GNMA, 6.45s, 2029                                       940                  1,028,604
  Sedgwick & Shawnee Counties, KS, Single Family
    Housing Rev., GNMA, 5.125s to 2002, 6.45s to 2033                   2,300                  2,467,785
                                                                                          --------------
                                                                                          $   20,028,562
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Other - 0.1%
  Texas Veteran Housing Assistance Program, 7s, 2025                 $  1,100             $    1,145,001
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 3.9%
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2027                                         $  3,965             $    1,017,102
  Colorado Housing & Finance Authority, 7.15s, 2014                       241                    259,721
  Colorado Housing & Finance Authority, 6.75s, 2021                       960                  1,080,432
  Colorado Housing & Finance Authority, 5.9s, 2023                      1,990                  2,097,340
  Colorado Housing & Finance Authority, 6.1s, 2023                      1,280                  1,374,925
  Colorado Housing & Finance Authority, 7.4s, 2027                        615                    641,999
  Colorado Housing & Finance Authority, 5.25s to 2002, 6.6s to 2032     1,440                  1,598,645
  Colorado Housing & Finance Authority, 6.55s, 2033                     1,000                  1,120,450
  Colorado Housing Finance Authority, 6.55s, 2025                         739                    789,755
  Colorado Housing Finance Authority, 7.15s, 2030                         750                    843,540
  Delaware Single Family Housing Authority Rev., 6.75s, 2024            2,220                  2,303,716
  Louisiana Housing Finance Agency, GNMA, 7.55s, 2031                   1,815                  2,032,473
  Maryland Community Development Administration, 7.3s, 2025             2,390                  2,426,567
  Minnesota State Housing Finance Agency, Residential
    Housing Finance, 4.8s, 2023                                         2,250                  2,269,080
  Mississippi Home Corp. Rev., GNMA, 5s to 2002,
    6.5s to 2032                                                        4,460                  4,866,618
  Mississippi Home Corp. Single Family, Mortgage Rev.,
    3.0s, 2034                                                          4,190                  4,483,509
  Missouri Housing Development Commission,
    Homeownership Loan Program, GNMA/FNMA, 3.5s to
    2002, 6.75s to 2034                                                 1,200                  1,326,204
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 6.7s, 2030                                              3,910                  4,229,760
  Missouri Housing Development Commission, Mortgage
    Rev., 6.35s, 2032                                                   1,970                  2,126,201
  Missouri Housing Development Commission, Mortgage
    Rev., GNMA, 5s to 2002, 6.85s to 2032                               1,395                  1,539,090
  New Castle County, DE, Single Family Mortgage Rev., FGIC,
    0s, 2016                                                              290                     70,340
  New Hampshire Housing Finance Authority, 5.875s, 2030                 1,415                  1,485,580
  New Hampshire State Housing Finance Authority, 4s to 2003,
    6.30s to 2031                                                       1,400                  1,515,766
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage, GNMA/FNMA, 3.5s to 2033                                   1,325                  1,452,836
  North Carolina Housing Finance Agency Rev., Home
    Ownership, 4.25s, 2028                                              1,000                  1,009,290
  North Dakota Housing Finance Agency, Housing Finance,
    5s, 2033                                                            2,325                  2,346,948
  North Dakota Housing Finance Agency, Single Family
    Mortgage Rev., 6.8s, 2023                                             505                    513,979
  Oklahoma Housing Finance Agency, Single Family, 7.55s, 2028             940                  1,048,514
  Phoenix, AZ, GNMA, 5s to 2002, 6.1s to 2028                           1,250                  1,336,187
  Pima County, AZ, Industrial Development Authority, GNMA,
    7.05s, 2030                                                         2,405                  2,676,332
  Texas Housing & Community Affairs, Residential
    Mortgage Rev., GNMA, 7.1s, 2021                                     4,315                  4,760,049
  Vermont Housing Finance Agency, Single Family, FSA, 4.95s, 2032       1,850                  1,899,154
                                                                                          --------------
                                                                                          $   58,542,102
--------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.3%
  Hudson County, NJ, Solid Waste System Rev., 6s, 2019               $  2,000             $    1,958,060
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.5s, 2013                                              2,475                  2,105,408
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.6s, 2019                                              5,425                  4,433,961
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                    5,000                  4,459,650
  New York Environmental Facilities Corp. (Variable
    Waste Management), 4s, 2012                                         6,000                  6,002,700
                                                                                          --------------
                                                                                          $   18,959,779
--------------------------------------------------------------------------------------------------------
Special Assessment District - 2.8%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012                     $  4,180             $    4,268,950
  Broadview, IL, Tax Increment Rev., 5.375s, 2015                       3,400                  3,451,102
  Capital Region Community Development District, 6.85s, 2031              750                    769,470
  Capital Region Community Development District, FL, 5.95s, 2006        1,515                  1,528,953
  Denver, CO, Urban Renewal Tax (Downtown Denver), 8.5s, 2013           1,089                  1,108,210
  Denver, CO, Urban Renewal Tax (Downtown Denver), 7.25s, 2017          1,250                  1,265,287
  Denver, CO, Urban Renewal Tax (Musicland), 8.5s, 2017                   950                    967,129
  Greyhawk Landing Community Development, 6.25s, 2009                   1,300                  1,307,956
  Hyland Hills Metropolitan Park & Recreation District,
    6.75s, 2015                                                         2,500                  2,673,100
  Katy, TX, Development Authority Rev., 5.8s, 2011                      3,000                  3,000,600
  Katy, TX, Development Authority Rev., 6s, 2018                        6,000                  6,004,380
  Lake Elsinore, CA, Public Financing Authority, 7.1s, 2020             2,440                  2,568,881
  Markham, IL, 9s, 2012                                                 2,440                  2,476,600
  Panther Trace, FL Community Development, 6.5s, 2009                   3,000                  3,008,340
  Preserve At Wilderness Lake, 5.9s, 2006                                 940                    937,547
  Preserve At Wilderness Lake, 6.2s, 2008                               2,000                  2,001,940
  Renaissance Community Development, 6.25s, 2008                        3,000                  3,027,090
  Reunion East Community Development District, 5.9s, 2007               1,540                  1,529,143
                                                                                          --------------
                                                                                          $   41,894,678
--------------------------------------------------------------------------------------------------------
State and Local Appropriation - 3.0%
  Alabama Building Renovation Authority, AMBAC, 6s, 2017             $  1,805             $    2,037,286
  Alabama Building Renovation Authority, AMBAC, 6s, 2018                1,155                  1,302,112
  Chicago, IL, Public Building Commerce Rev., RITES,
    6.024s, 2017+(+)                                                    4,500                  5,365,980
  College Park, GA, Civic Center, AMBAC, 5.75s, 2020                    3,000                  3,319,710
  Delaware Valley, PA, Regional Finance Authority, AMBAC,
    9.375s, 2018(+)                                                     7,000                  8,633,520
  District of Columbia, Certificates of Participation,
    7.3s, 2013                                                          2,500                  2,574,200
  Essex County, NJ, RITES, 9.806s, 2020+(+)                             6,000                  7,118,760
  Harris County, TX, 5.8s, 2014                                         1,709                  1,675,088
  Harris County, TX, 5.625s, 2020                                       2,774                  2,519,385
  Houston, TX, 6.3s, 2020                                               5,000                  5,379,700
  Northumberland County, PA, 6.65s, 2020                                1,285                  1,309,492
  Northumberland County, PA, 7s, 2020                                   1,000                  1,032,480
  Shawnee County, KS, Community Mental Health Center
    Inc., 5.35s, 2019                                                     250                    221,300
  State of Ohio, 5.5s, 2015                                             1,265                  1,389,413
  West Virginia State Parkways Authority, 9.958s, 2019                    420                    462,739
  West Virginia State Parkways Authority, 9.958s, 2019                    780                    833,719
                                                                                          --------------
                                                                                          $   45,174,884
--------------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.2%
  California Student Loan Corp., Access To Loans For
    Learning, 7.95s, 2030                                            $  2,700             $    2,774,925
  Arizona Student Loan Acquisition Authority, 7.25s, 2010               2,970                  3,110,273
  Arizona Student Loan Acquisition Authority, 7.625s, 2010              4,610                  4,906,792
  Arizona Student Loan Acquisition Authority, 6.15s, 2029               1,500                  1,567,095
  Pennsylvania Higher Education Assistance Agency,
    AMBAC, 10.723s, 2022(+)                                             2,700                  2,799,495
  South Dakota Student Loan Rev. (Education Loans, Inc.)
    5.6s, 2020                                                          2,700                  2,718,522
                                                                                          --------------
                                                                                          $   17,877,102
--------------------------------------------------------------------------------------------------------
Turnpike Revenue - 3.8%
  Arapahoe County, CO, Capital Improvement, Highway Rev.,
    0s, 2005(++)                                                     $ 69,000             $   13,345,980
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s to 2005, 7.15s to 2010(++)                       5,000                  5,408,500
  Massachusetts Development Finance Agency Rev
    (Eastern Nazarine College), 5.625s, 2019                            1,235                  1,019,739
  New Jersey Turnpike Authority, RITES, 9.084s, 2020+(+)                5,000                  5,468,800
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2011                2,700                  1,057,509
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                2,100                    915,789
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                1,700                    600,168
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2013                7,000                  2,795,380
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2014                6,600                  2,411,178
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                7,250                  2,420,630
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2016                2,000                    609,680
  San Joaquin Hills, CA, Toll Road Rev. (Transportation
    Corridor Agency), 0s, 2011(++)                                     13,400                  9,636,610
  Telluride, CO, Gondola Transit, Co., 9s, 2006(++)                     2,190                  2,679,137
  Telluride, CO, Gondola Transit, Co. (Real Estate
    Transfer Assessment Rev.), 11.5s, 2012(++)                          5,025                  7,828,950
  Telluride, CO, Gondola Transit, Co. (Real Estate
    Transfer Assessment Rev.), 11.5s, 2012                                975                  1,429,447
  Texas Department Of Transportation, 7s, 2012                            184                    185,529
                                                                                          --------------
                                                                                          $   57,813,026
--------------------------------------------------------------------------------------------------------
Universities - Colleges - 2.5%
  California Education Facilities Authority Rev., (L.A
    College of Chiropractic), 5.6s, 2017                             $  2,000             $    1,945,360
  Houston, TX, Community College Systems, MBIA, 7.875s, 2025            9,150                 11,668,812
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.6s, 2018                850                    861,432
  Illinois Development Finance Authority, Economic
    Development Rev. (Latin School of Chicago), 5.65s, 2028             1,730                  1,681,889
  Illinois Development Finance Authority, Hospital Rev
    (Adventist Health), 5.65s, 2024                                     3,000                  2,958,510
  Illinois Educational Facilities Authority Rev., 6.875s, 2017            750                    776,580
  Illinois Educational Facilities Authority Rev., 5.25s, 2018             750                    738,570
  Indiana State Educational Facilities Authority Rev.,
    (Manchester Collateral), 5.75s, 2018                                1,000                    998,170
  Islip, NY, Community Development Agency Rev. (New
    York Institute of Technology), 7.5s, 2006(++)                       6,000                  7,165,380
  Massachusetts Industrial Finance Agency Rev., (Curry
    College), 8s, 2004(++)                                              1,210                  1,367,397
  New Hampshire Higher Educational & Health Facilities
    Authority Rev. (Franklin Pierce Law Center), 5.5s, 2018             1,200                  1,214,544
  New Hampshire Higher Educational & Health Facilities
    Rev. (New Hampshire College), 6.3s, 2016                            1,690                  1,715,299
  Northeastern, PA, Hospital & Education Authority, 6s, 2018            1,000                  1,014,200
  Savannah, GA, Economic Development Authority (College
    Of Art & Design, Inc.), 6.5s, 2013                                  2,000                  2,174,980
  Savannah, GA, Economic Development Authority Rev
    (College Of Art & Design, Inc.), 6.2s, 2009                           820                    902,345
                                                                                          --------------
                                                                                          $   37,183,468
--------------------------------------------------------------------------------------------------------
Universities - Dormatories - 0.5%
  Illinois Educational Facilities Authority,
    Educational Advancement Fund (University Center),
    6.625s, 2017                                                     $  1,500             $    1,601,310
  Illinois Educational Facilities Authority Rev
    Educational Advancement Fund (University Center),
    6.25s, 2034                                                         5,460                  5,399,885
                                                                                          --------------
                                                                                          $    7,001,195
--------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.1%
  Massachusetts Development Finance Agency Rev.,
    (Williston Northampton School), 6.5s, 2028                       $  1,400             $    1,446,452
--------------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 3.1%
  Alaska Industrial Development & Export Authority, 5.7s, 2012       $  1,460             $    1,349,814
  Alaska Industrial Development & Export Authority,
    Power Rev. (Upper Lynn Canal Regional Power), 5.875s, 2032          1,800                  1,446,534
  Carbon County, PA, Industrial Development Authority
    (Panther Creek Partners), 6.65s, 2010                               8,590                  9,320,408
  Klamath Falls, OR, Electric Rev. (Klamath Cogeneration),
    6s, 2025                                                           10,000                  9,757,500
  Ohio Water Development Authority, (Bay Shore Power),
    5.875s, 2020                                                        2,000                  1,873,200
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.5s, 2013                      2,300                  2,348,944
  Pennsylvania Economic Development Financing
    Authority, Resources Recovery Rev., 6.6s, 2019                      5,000                  5,110,850
  Pittsylvania County, VA, Industrial Development Authority,
    7.5s, 2014                                                          3,500                  3,569,545
  Pittsylvania County, VA, Industrial Development
    Authority, 7.55s, 2019                                             10,000                 10,198,400
  Suffolk County, NY, Industrial Development Agency
    (Nissequogue Cogeneration Partners Facility), 5.3s, 2013            1,750                  1,663,427
                                                                                          --------------
                                                                                          $   46,638,622
--------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 7.2%
  Beaver County, PA, Pollution Control Rev., 7.75s, 2020             $  1,500             $    1,630,860
  Brazos River Authority, TX, Texas Utilities, 5.4s, 2029               4,500                  4,647,015
  Brazos River Authority, TX, Texas Utilities, 5.05s, 2030              3,000                  3,064,290
  Calcasieu Parish, LA, Industrial Development Board,
    Pollution Control Rev. (Energy Gulf States, Inc.),
    5.45s, 2010                                                         4,800                  4,790,592
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric
    Co.), MBIA, 5.35s, 2016                                             6,400                  6,803,456
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric
    Co.), 5.85s, 2023                                                   3,250                  3,082,203
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric
    Co.), 6.4s, 2024                                                    4,000                  3,975,400
  California Pollution Control Financing Authority,
    Solid Waste Disposal Rev. (Browning Ferris, Inc.),
    5.8s, 2016                                                          5,000                  4,628,750
  California Statewide Financing Authority, 5.625s, 2029                5,000                  4,764,250
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), FGIC, 6.7s, 2022                                        4,000                  4,139,800
  Farmington, NM, Pollution Control Rev., 5.8s, 2022                    9,415                  9,417,542
  Farmington, NM, Pollution Control Rev. (San Juan
    Public Services Co.), 6.3s, 2016                                    3,240                  3,324,920
  Farmington, NM, Pollution Control Rev. (Tucson
    Electric Power Co.), 6.95s, 2020                                    3,000                  3,131,190
  Louisa, VA, Industrial Development Authority, Solid
    Waste & Sewer Rev. (Virginia Electric & Power Co.),
    3.4s, 2031                                                          2,185                  2,194,942
  Maricopa County, AZ, Pollution Control Rev. (El Paso
    Electric), 6.375s, 2015                                             4,000                  4,006,960
  Matagorda County, TX (Central Power & Light Co.),
    4.55s, 2029                                                         5,000                  5,109,150
  New Hampshire, Industrial Development Authority,
    5.9s, 2018                                                          1,000                  1,032,950
  New Hampshire, Pollution Control Rev., 3.75s, 2027                    4,000                  4,000,000
  New Hampshire Business Finance Authority, Pollution
    Control Rev. (United Illuminating Co.), 5.875s, 2033                2,985                  3,005,626
  Ohio Water Development, Pollution Control Rev
    (Cleveland Electric), 8s, 2023                                      4,700                  5,028,812
  Pima County, AZ, Industrial Development Auth. (Tuscon
    Electric Power Co.), 6.1s, 2025                                     2,000                  1,852,720
  Pima County, AZ, Industrial Development Auth. (Tuscon
    Electric Power Co.), 6s, 2029                                       3,000                  2,780,490
  Pima County, AZ, Industrial Development Auth. (Tuscon
    Electric Power Co.), 6s, 2029                                      11,000                 10,196,450
  Pointe Coupee Parish, LA, Pollution Control Rev.,
    6.7s, 2013                                                          1,000                  1,020,090
  Sabine River Authority Rev., Texas Pollution (TXU
    Electric Co.), 5.75s, 2030                                          3,500                  3,622,920
  West Feliciana Parish, LA, Pollution Control Rev., 7.7s, 2014         2,000                  2,055,980
  West Feliciana Parish, LA, Pollution Control Rev., 5.8s, 2016         1,500                  1,501,155
  West Feliciana Parish, LA, Pollution Control Rev
    (Gulf States Utilities Co.), 9s, 2015                               2,500                  2,547,375
  West Feliciana Parish, LA, Pollution Control Rev
    (Gulf States Utilities Co.), 5.8s, 2015                             1,500                  1,502,175
                                                                                          --------------
                                                                                          $  108,858,063
--------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 1.7%
  Municipal Electric Authority, GA, AMBAC, 10.295s,
    2022(+)                                                          $  9,900       $       10,664,181
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2019                               1,155                1,189,708
  New York Energy Research & Development Authority,
    Electric Facilities Rev., 7.15s, 2022                               1,625                1,672,807
  North Carolina Municipal Power Agency (Catawba
    Electric Rev.), 6.375s, 2013                                        2,750                3,033,030
  Southern California Public Power Authority
    (Transmission Project Rev.), 9.941s, 2012(+)                        4,800                5,011,440
  West Feliciana Parish, LA, Pollution Control Rev.
    (Energy Gulf States), 6.6s, 2028                                    3,335                3,380,990
                                                                                    ------------------
                                                                                    $       24,952,156
--------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 1.9%
  Detroit, MI, Sewer Disposal Rev., FGIC, 9.798s, 2003(+),(++)       $  1,500             $    1,665,510
  Detroit, MI, Sewer Disposal Rev., FGIC, 9.798s, 2023(+)                 500                    539,630
  Forsyth County, GA, Water& Sewage Authority, 6.25s, 2010(++)          1,000                  1,182,020
  Forsyth County, GA, Water& Sewage Authority, 6.25s, 2010(++)          1,010                  1,193,840
  Harrisburg, PA, Authority Water Rev., FGIC, 10.17s, 2015(+)           2,000                  2,142,780
  Massachusetts Water Resources Authority, RITES, FGIC,
    11.09s, 2019(+)+                                                      765                  1,100,529
  Michigan Municipal Bond Authority Rev., RITES,
    8.975s, 2021(+)+                                                    7,585                  8,358,367
  New York City, NY, Municipal Water Finance Authority
    Rev., 5.75s, 2029                                                   8,590                  9,035,135
  Phoenix, AR, FGIC, 6.25s, 2010(++)                                    1,000                  1,187,660
  State of Virginia, Clean Water Rev., 5.75s, 2019                      2,500                  2,725,900
                                                                                          --------------
                                                                                          $   29,131,371
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,457,425,876)                                   $1,463,905,461
--------------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.2%
--------------------------------------------------------------------------------------------------------
  East Baton Rouge Parish, LA, Pollution Control Rev
    (Exxon Corp.), due 08/01/02                                      $    700             $      700,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 08/01/02                                                          900                    900,000
  Harris County, TX, Pollution Control Rev. Industrial
    Development Corp., due 08/01/02                                     1,100                  1,100,000
  Illinois Educational Facilities Authority Rev
    (University Chicago Hospital), due 08/01/02                           200                    200,000
  Jackson County, MS, Pollution Control Rev. (Chevron
    USA, Inc.), due 08/01/02                                            1,100                  1,100,000
  Maricopa County, AZ, Pollution Control Rev. (Arizona
    Public Service Co.), due 08/01/02                                     700                    700,000
  Massachusetts Water Resources Authority, due 08/07/02                   200                    200,000
  Missouri Development Finance Board (Cultural Nelson
    Gallery), due 08/01/02                                             11,800                 11,800,000
  New Castle, PA, Area Hospital Authority (Jameson
    Memorial Hospital), due 07/31/02                                    1,200                  1,200,000
  New York City, NY, due 08/01/02                                       3,700                  3,700,000
  New York City, NY, Municipal Water Finance Authority
    Rev., due 08/01/02                                                    200                    200,000
  Pinellas County, FL, Health Facility Authority, due 08/01/02          3,100                  3,100,000
  Putnam County, GA, Development Authority Georgia
    Power Co., due 08/01/02                                               500                    500,000
  Sevier County, TN, Public Building Auth., due 08/01/02                2,300                  2,300,000
  Uinta County, WY, Pollution Control Rev. (Chevron
    USA, Inc.), due 08/01/02                                            4,600                  4,600,000
--------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Amortized Cost and Value                             $   32,300,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,489,725,876)                                       $1,496,205,461

Other Assets, Less Liabilities - 0.6%                                                          8,983,011
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $1,505,188,472
--------------------------------------------------------------------------------------------------------
   * Non-income producing security in default.
   # Payment-in-kind security.
  ## SEC Rule 144A restriction.
 ### Security segregated as collateral for an open futures contract.
   + Restricted security.
 (+) Inverse floating rate security.
(++) Refunded security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JULY 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,489,725,876)        $1,496,205,461
  Cash                                                                   67,910
  Receivable for investments sold                                     1,608,442
  Receivable for fund shares sold                                     2,606,932
  Interest receivable                                                22,665,019
  Other assets                                                            8,793
                                                                 --------------
    Total assets                                                 $1,523,162,557
                                                                 --------------
Liabilities:
  Distributions payable                                          $    7,339,246
  Payable for daily variation margin on open futures                    107,250
  Payable for investments purchased                                   7,756,630
  Payable for fund shares reacquired                                  1,920,075
  Payable for swap agreements                                           504,788
  Payable to affiliates -
    Management fee                                                       22,662
    Shareholder servicing agent fee                                       4,121
    Distribution and service fee                                         24,380
  Accrued expenses and other liabilities                                294,933
                                                                 --------------
      Total liabilities                                          $   17,974,085
                                                                 --------------
Net assets                                                       $1,505,188,472
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,669,483,434
  Unrealized appreciation on investments                              5,795,172
  Accumulated net realized loss on investments                     (167,249,450)
  Accumulated distributions in excess of net investment income       (2,840,684)
                                                                 --------------
      Total                                                      $1,505,188,472
                                                                 ==============
Shares of beneficial interest outstanding                          182,596,245
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $1,067,011,751 / 129,479,036 shares of
     beneficial interest outstanding)                                 $8.24
                                                                      =====
  Offering price per share (100 / 95.25 of net asset
    value per share)                                                  $8.65
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $371,767,311 / 45,069,430 shares of
     beneficial interest outstanding)                                 $8.25
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $66,409,410 / 8,047,779 shares of
     beneficial interest outstanding)                                 $8.25
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JULY 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest Income                                                  $ 49,841,874
                                                                   ------------
  Expenses -
    Management fee                                                 $  4,402,632
    Trustees' compensation                                              113,219
    Shareholder servicing agent fee                                     735,855
    Distribution and service fee (Class B)                            1,491,261
    Distribution and service fee (Class C)                              314,683
    Administrative fee                                                  117,204
    Custodian fee                                                       242,313
    Printing                                                              8,539
    Postage                                                              23,189
    Auditing fees                                                        12,700
    Miscellaneous                                                       537,375
                                                                   ------------
      Total expenses                                               $  7,998,970
    Fees paid indirectly                                                (23,134)
    Reduction of expenses by investment adviser                        (355,430)
                                                                   ------------
      Net expenses                                                 $  7,620,406
                                                                   ------------
        Net investment income                                      $ 42,221,468
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on
    Investment transactions                                        $(10,283,730)
    Futures contracts                                                  (762,645)
                                                                   ------------
      Net realized loss on investments                             $(11,046,375)
                                                                   ------------
  Change in unrealized appreciation (depreciation) on
    Investments                                                    $ 15,031,731
    Futures                                                            (418,000)
    Swaps                                                              (504,788)
                                                                   ------------
      Net unrealized gain on investments                           $ 14,108,943
                                                                   ------------
        Net realized and unrealized gain on investments            $  3,062,568
                                                                   ------------
          Increase in net assets from operations                   $ 45,284,036
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                              JULY 31, 2002              JANUARY 31, 2002
                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   42,221,468                $   85,743,059
  Net realized loss on investments                              (11,046,375)                   (8,071,494)
  Net unrealized gain on investments                             14,108,943                     2,622,653
                                                             --------------                --------------
    Increase in net assets from operations                   $   45,284,036                $   80,294,218
                                                             --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (32,084,576)               $  (63,134,362)
  From net investment income (Class B)                          (10,135,829)                  (19,702,839)
  From net investment income (Class C)                           (1,632,244)                   (2,504,650)
                                                             --------------                --------------
    Total distributions declared to shareholders             $  (43,852,649)               $  (85,341,851)
                                                             --------------                --------------
Net increase in net assets from fund share transactions      $   23,753,491                $  134,216,557
                                                             --------------                --------------
      Total increase in net assets                           $   25,184,878                $  129,168,924
Net assets:
  At beginning of period                                      1,480,003,594                 1,350,834,670
                                                             --------------                --------------
  At end of period (including accumulated distributions
    in excess of net investment income of $2,840,684 and
    $1,209,503, respectively)                                $1,505,188,472                $1,480,003,594
                                                             ==============                ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED JANUARY 31,
                        SIX MONTHS ENDED          ----------------------------------------------------------------------------
                           JULY 31, 2002               2002             2001              2000             1999           1998
                             (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                 CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period             $ 8.23             $ 8.24           $ 8.06            $ 9.03           $ 9.07         $ 8.73
                                  ------             ------           ------            ------           ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)        $ 0.24             $ 0.51           $ 0.51            $ 0.51           $ 0.53         $ 0.57
  Net realized and
    unrealized gain
    (loss) on investments           0.02              (0.02)            0.19             (0.95)           (0.04)          0.34
                                  ------             ------           ------            ------           ------         ------
      Total from investment
        operations                $ 0.26             $ 0.49           $ 0.70            $(0.44)          $ 0.49         $ 0.91
                                  ------             ------           ------            ------           ------         ------
Less distributions declared to
 shareholders -
  From net investment income      $(0.25)            $(0.50)          $(0.51)           $(0.53)          $(0.53)        $(0.57)
  In excess of net
    investment income               --                 --              (0.01)            (0.00)+++         --             --
                                  ------             ------           ------            ------           ------         ------
      Total distributions
        declared to shareholders  $(0.25)            $(0.50)          $(0.52)           $(0.53)          $(0.53)        $(0.57)
                                  ------             ------           ------            ------           ------         ------
Net asset value - end of
  period                          $ 8.24             $ 8.23           $ 8.24            $ 8.06           $ 9.03         $ 9.07
                                  ======             ======           ======            ======           ======         ======
Total return(+)                     3.24%++            6.13%            9.04%            (5.09)%           5.54%         10.81%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                        0.79%+             0.76%            0.76%             0.76%            0.81%          0.89%
  Net investment income(S)(S)       5.98%+             6.11%            6.29%             5.94%            5.84%          6.42%
Portfolio turnover                    13%                17%              22%               27%              12%            19%
Net assets at end of period
  (000 Omitted)               $1,067,012         $1,037,925         $981,580          $985,622       $1,168,479     $1,107,181

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment
          income(S)(S)             $0.24              $0.50            $0.51             $0.50            $0.53             --
        Ratios (to average net assets):
          Expenses##                0.84%+             0.83%            0.84%             0.82%            0.82%            --
          Net investment
            income(S)(S)            5.93%+             6.04%            6.21%             5.88%            5.83%            --
(S)(S) As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                            SIX MONTHS ENDED          ------------------------------------------------------------------------
                               JULY 31, 2002               2002             2001            2000           1999           1998
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $ 8.24             $ 8.25           $ 8.07          $ 9.04         $ 9.08         $ 8.74
                                      ------             ------           ------          ------         ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)            $ 0.21             $ 0.44           $ 0.45          $ 0.44         $ 0.45         $ 0.49
  Net realized and unrealized
    gain (loss) on investments          0.02              (0.01)            0.19           (0.95)         (0.04)          0.34
                                      ------             ------           ------          ------         ------         ------
      Total from investment
        operations                    $ 0.23             $ 0.43           $ 0.64          $(0.51)        $ 0.41         $ 0.83
                                      ------             ------           ------          ------         ------         ------
Less distributions declared to
 shareholders -
  From net investment income          $(0.22)            $(0.44)          $(0.45)         $(0.46)        $(0.45)        $(0.49)
  In excess of net investment
    income                              --                 --              (0.01)          (0.00)+++       --             --
                                      ------             ------           ------          ------         ------         ------
      Total distributions
        declared to shareholders      $(0.22)            $(0.44)          $(0.46)         $(0.46)        $(0.45)        $(0.49)
                                      ------             ------           ------          ------         ------         ------
Net asset value - end of period       $ 8.25             $ 8.24           $ 8.25          $ 8.07         $ 9.04         $ 9.08
                                      ======             ======           ======          ======         ======         ======
Total return                            2.83%++            5.28%            8.17%          (5.85)%         4.62%          9.87%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                            1.59%+             1.56%            1.54%           1.57%          1.69%          1.73%
  Net investment income(S)(S)           5.19%+             5.29%            5.50%           5.13%          4.95%          5.50%
Portfolio turnover                        13%                17%              22%             27%            12%            19%
Net assets at end of period
  (000 Omitted)                     $371,767           $382,280         $343,841        $340,157       $363,062       $264,575

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)    $0.21              $0.43            $0.44            $0.43         $0.45          $0.49
        Ratios (to average net assets):
          Expenses##                    1.64%+             1.63%            1.62%            1.63%         1.70%          1.80%
          Net investment
            income(S)(S)                5.14%+             5.22%            5.42%            5.07%         4.94%          5.43%
(S)(S) As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,                 PERIOD ENDED
                                      SIX MONTHS ENDED         ----------------------------------------         JANUARY 31,
                                         JULY 31, 2002             2002            2001            2000               1999*
                                           (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $ 8.24           $ 8.25          $ 8.07          $ 9.04              $ 9.10
                                                ------          -------          ------          ------              ------
Income from investment operations#(S)(S) -
  Net investment income(S)                      $ 0.20           $ 0.43          $ 0.43          $ 0.43              $ 0.15
  Net realized and unrealized gain (loss)
    on investments                                0.02            (0.02)           0.19           (0.96)              (0.06)
                                                ------          -------          ------          ------              ------
      Total from investment operations          $ 0.22           $ 0.41          $ 0.62          $(0.53)             $ 0.09
                                                ------          -------          ------          ------              ------
Less distributions declared to
  shareholders -
  From net investment income                    $(0.21)          $(0.42)         $(0.43)         $(0.44)             $(0.15)
  In excess of net investment income              --               --             (0.01)          (0.00)+++            --
                                                ------          -------          ------          ------              ------
      Total distributions declared
        to shareholders                         $(0.21)          $(0.42)         $(0.44)         $(0.44)             $(0.15)
                                                ------          -------          ------          ------              ------
Net asset value - end of period                 $ 8.25           $ 8.24          $ 8.25          $ 8.07              $ 9.04
                                                ======           ======          ======          ======              ======
Total return                                      2.73%++          5.07%           7.95%          (6.04)%              0.96%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      1.79%+           1.76%           1.76%           1.76%               1.75%+
  Net investment income(S)(S)                     4.97%+           5.07%           5.27%           4.94%               4.45%+
Portfolio turnover                                  13%              17%             22%             27%                 12%
Net assets at end of period
  (000 Omitted)                                $66,409          $59,799         $25,413         $17,378              $2,872

  (S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)              $0.20            $0.42           $0.42           $0.42               $0.15
        Ratios (to average net assets):
          Expenses##                              1.84%+           1.83%           1.84%           1.82%               1.76%+
          Net investment income(S)(S)             4.92%+           5.00%           5.19%           4.88%               4.44%+
(S)(S) As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to February 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the inception of Class C shares, September 25, 1998, through January 31, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal High Income Fund (the fund) is a non-diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchange are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for defaulted bonds and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended January 31, 2002, and January 31, 2001, were as follows:

                                           JANUARY 31, 2002    JANUARY 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Tax-exempt income                           $85,332,889         $83,502,531
    Ordinary income                                   8,962              21,857
                                                -----------         -----------
Total distributions declared                    $85,341,851         $83,524,388
                                                ===========         ===========

As of January 31, 2002, the components of distributable (accumulated losses) on a tax basis were as follows:

          Undistributed tax-exempt income             $   6,766,403
          Undistributed ordinary income                     378,602
          Capital loss carryforward                    (150,755,989)
          Unrealized loss                                (7,339,199)
          Other temporary differences                   (14,776,166)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATE                                 AMOUNT
            ------------------------------------------------------
            January 31, 2003                         $(27,178,219)
            January 31, 2004                          (30,637,034)
            January 31, 2005                          (26,148,057)
            January 31, 2006                          (45,409,970)
            January 31, 2007                           (6,121,853)
            January 31, 2008                           (1,353,678)
            January 31, 2009                          (10,935,605)
            January 31, 2010                           (2,971,573)
                                                    -------------
              Total                                 $(150,755,989)
                                                    =============

The availability of a portion of these respective capital loss carryforwards, which were acquired on March 9, 2001, in connection with the Paine Webber Municipal High Income Fund acquisition may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

                BASED ON AVERAGE NET ASSETS
                ----------------------------------------------
                First $1.4 billion                       0.60%
                In excess of $1.4 billion                0.57%

The investment adviser has voluntarily agreed to waive a portion its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended January 31, 2002, were 0.55% of average daily net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $211,107 for the six month ended July 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such a date as the Trustees of the trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $101 for Class B and Class C shares, respectively, for the six months ended July 31, 2002. Fees incurred under the distribution plan during the six months ended July 31, 2002, were 0.80% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended July 31, 2002, were $29,848, $275,001, and $17,965 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $217,768,364 and $190,839,474 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,488,275,175
                                                               --------------
Gross unrealized appreciation                                  $   73,845,369
Gross unrealized depreciation                                     (65,915,083)
                                                               --------------
    Net unrealized appreciation                                $    7,930,286
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                    SIX MONTHS ENDED JULY 31, 2002           YEAR ENDED JANUARY 31, 2002
                                ----------------------------------    ----------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          12,115,281       $ 99,344,052        17,800,624       $ 150,153,074
Shares issued in connection
  with acquisition of Paine            --                --
  Webber Municipal High Income
  Fund                                                                     5,738,683          47,401,521
Shares issued to shareholders
  in reinvestment of distributions    1,435,100         11,740,679         3,048,176          25,248,874
Shares reacquired                   (10,135,569)       (82,991,160)      (19,683,363)       (163,132,818)
                                    -----------       ------------       -----------       -------------
    Net increase                      3,414,812       $ 28,093,571         6,904,120       $  59,670,651
                                    ===========       ============       ===========       =============

Class B shares
                                    SIX MONTHS ENDED JULY 31, 2002           YEAR ENDED JANUARY 31, 2002
                                ----------------------------------    ----------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           3,686,892       $ 30,222,447         9,208,214       $  77,338,374
Shares issued in connection
  with acquisition of Paine            --                --
  Webber Municipal High Income
  Fund                                                                     1,358,033          11,230,934
Shares issued to shareholders
  in reinvestment of distributions      412,517          3,379,186           874,188           7,247,544
Shares reacquired                    (5,418,209)       (44,457,220)       (6,750,406)        (55,958,008)
                                    -----------       ------------       -----------       -------------
    Net increase (decrease)          (1,318,800)      $(10,855,587)        4,690,029       $  39,858,844
                                    ===========       ============       ===========       =============

Class C shares
                                    SIX MONTHS ENDED JULY 31, 2002           YEAR ENDED JANUARY 31, 2002
                                ----------------------------------    ----------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           1,526,994       $ 12,530,735         3,064,760       $  25,550,392
Shares issued in connection
  with acquisition of Paine            --                --
  Webber Municipal High Income
  Fund                                                                     1,961,240          16,219,458
Shares issued to shareholders
  in reinvestment of distributions       79,634            652,364           148,695           1,233,694
Shares reacquired                      (812,317)        (6,667,592)       (1,002,569)         (8,316,482)
                                    -----------       ------------       -----------       -------------
    Net increase                        794,311       $  6,515,507         4,172,126       $  34,687,062
                                    ===========       ============       ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended July 31, 2002, was $6,347. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include swap agreements and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                                                       UNREALIZED
DESCRIPTION                                  EXPIRATION         CONTRACTS          POSITION          DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
Municipal Bond Index                     September 2002               143             Short             $(179,625)
                                                                                                        ---------

At July 31, 2002, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

Interest Rate Swaps
                          NOTIONAL PRINCIPAL          CASH FLOWS PAID      CASH FLOWS RECEIVED          UNREALIZED
EXPIRATION                AMOUNT OF CONTRACT              BY THE FUND              BY THE FUND        DEPRECIATION
------------------------------------------------------------------------------------------------------------------
12/11/02                          22,000,000      Floating - 6M Libor            Fixed - 5.22%           $(504,788)
                                                                                                        ---------

At July 31, 2002, the fund had sufficient cash and/or securities to cover any commitment under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At July, 31 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 5.1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                        DATE OF        PRINCIPAL
DESCRIPTION                                         ACQUISITION           AMOUNT            COST            VALUE
-----------------------------------------------------------------------------------------------------------------
Chicago, IL, Board of Education, RITES,
  8.452s, 2020                                          2/09/00       $7,910,000      $6,211,881      $ 9,051,097
Chicago, IL, Public Building Commerce Rev.,
  RITES, 6.024s, 2017                                   3/18/99        4,500,000       4,776,483        5,365,980
Colorado River, TX, Municipal Water District,
  6.255s, 2004                                          5/06/98        3,000,000       3,000,000        3,007,710
Denver, CO, City & County Airport Rev., RITES,
  AMBAC, 10.16s, 2017                                   8/28/00        2,500,000       2,657,614        2,956,350
Essex County, NJ, RITES, 9.860s, 2020                   4/06/00        6,000,000       5,968,827        7,118,760
State of Florida, Board of Education, RITES,
  FGIC, 8.498s, 2012                                    2/25/02        1,500,000       1,756,860        1,831,710
State of Florida, Board of Education, RITES,
  FGIC, 8.498s, 2013                                    2/25/02        5,000,000       5,791,400        6,070,400
State of Florida, RITES, 7.975s, 2017                   4/09/99        2,300,000       2,330,189        2,461,138
Houston, TX, Independent School District, RITES,
  PSF, 8.475s, 2017                                     2/26/99        5,000,000       5,187,731        5,482,500
Los Angeles, CA, RITES, FGIC, 8.59s, 2015               7/21/99        5,310,000       5,536,037        6,431,897
Massachusetts Water Resource Authority, RITES,
  FGIC, 11.09s, 2019                                    3/16/00          765,000         893,959        1,100,529
Michigan Municipal Bond Authority Rev., RITES,
  8.975s, 2021                                          2/23/00        7,585,000       6,633,841        8,358,367
New Jersey Economic Development Authority (Holt
  Hauling & Warehousing), 8.4s, 2015                    1/30/97        4,000,000       4,134,185        3,400,000
New Jersey Economic Development Authority (Holt
  Hauling & Warehousing), 8.6s, 2017                    1/30/97        8,000,000       8,272,359        6,800,000
New Jersey Turnpike Authority, RITES,
  9.084s, 2020                                          4/19/00        5,000,000       4,645,557        5,468,800
Texas Housing & Community Board (Harbor and Plum
  Tree), 10s, 2026                                     11/12/96        1,710,000       1,710,000        1,649,723
                                                                                                      -----------
                                                                                                      $76,554,961
                                                                                                      ===========

(9) Change in Accounting Principle
As required, effective February 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to February 1, 2001, the fund did not accrete market discount on debt securities.

The effect of this change for the year ended January 31, 2002, was to increase net investment income by $324,900, increase net unrealized depreciation by $407,808, and decrease net realized losses by $82,908. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) MUNICIPAL HIGH INCOME FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust III, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

                                      NAME, POSITION WITH THE TRUST, AGE,
                               PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)

Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services Company, Vice
                                                         President (since September 1996)
STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk                                                    JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary            Vice President

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Michael W. Roberge+                                      business day from 9 a.m. to 5 p.m. Eastern time.
Geoffrey L. Schechter+                                   (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).


+ MFS Investment Management

MFS(R) MUNICIPAL HIGH                                           ------------
INCOME FUND                                                       PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116-3741


(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                   MMH-3  9/02  52M  25/225/325